SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 1 )

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

INNOVATIVE COMPANIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Innovative Companies, Inc.

Innovative Companies, Inc.

6950 Bryan Dairy Road

Largo, Florida 33777

February 10, 2004

Dear Stockholder,

You are cordially invited to attend the 2003 Annual Meeting of Stockholders (the “Meeting”) of Innovative Companies, Inc. (the “Company”). The Meeting will be held Friday, March 12, 2004 at 11:00 a.m., Eastern Standard Time, at the Bayou Club, 7979 Bayou Club Road, Largo, Florida 33777 .

The Notice of the Meeting and the Proxy Statement on the following pages cover the formal business of the Meeting, which includes the election of Directors, the amendment of the Company’s Certificate of Incorporation to change the name of the Company to Geo Pharma, Inc., the amendment to both of the Company’s 1999 Stock Option Plans to increase the number of Common Stock Options covered by the Plan and to ratify the selection of our independent auditors. We also will report on the progress of the Company and comment on matters of current interest and to approve the potential issuance of shares of common stock to Laurus Master Fund Ltd.

It is important that your shares be represented at the Meeting. We ask that you promptly sign, date and return the enclosed proxy card in the envelope provided, even if you plan to attend the Meeting. Returning your proxy card to the Company will not prevent you from voting in person at the Meeting if you are present and choose to do so.

If your shares are held in street name by a brokerage firm, your broker will supply you with a proxy to be returned to the brokerage firm. It is important that you return the form to the brokerage firm as quickly as possible so that the brokerage firm may vote your shares. You may not vote your shares in person at the Meeting unless you obtain a power of attorney or legal proxy from your broker authorizing you to vote the shares, and you present this power of attorney or proxy at the Meeting.

Your Board of Directors and management look forward to greeting you personally at the Meeting.

Sincerely,

/s/ Mihir K. Taneja
Mihir K. Taneja Chief Executive Officer

Innovative Companies, Inc.

6950 Bryan Dairy Road

Largo, Florida 33777

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

March 12, 2004

Notice is hereby given that the 2003 Annual Meeting of stockholders of Innovative Companies, Inc., a Florida corporation (the “Company”), will be held Friday, March 12, 2004 at 11:00 a.m., Eastern Standard Time, at the Bayou Club, 7979 Bayou Club Road, Largo, Florida 33777 for the following purposes:

1.	To elect seven members to the Board of Directors to serve until the Annual Meeting in 2004 and until their successors are elected and qualified or until their earlier resignation, removal from office or inability to serve;

2.	To approve an amendment to the Company’s 1999 Employee Stock Option Plan to increase by 500,000, to 1,500,000 total, the number of shares of Common Stock covered by that Plan;

3.	To approve an amendment to the Company’s 1999 Non-Employee Stock Option Plan to increase by 500,000, to 1,000,000 total, the number of shares of Common Stock covered by that Plan;

4.	To approve an amendment to the Company’s Certificate of Incorporation to change the name of the Company to GeoPharma, Inc.; and

5.	To consider and act upon a proposal to ratify the Board of Directors’ selection of Brimmer, Burek & Keelan as the Company’s independent auditors for the fiscal year ended March 31, 2003; and

6.	To approve the potential issuance, in accordance with Rule 4350(i) of the National Association of Securities Dealers, Inc. (the “NASD”), to Laurus Master Fund, Ltd. of shares of common stock of the Company issuable upon:

•	conversion of a $5,000,000 6% Secured Convertible Term Note;

•	conversion of $10,000,000 of Series A Convertible Preferred Stock; and

•	exercise of common stock purchase warrants.

7.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

Your attention is directed to the Proxy Statement accompanying this Notice for a more complete description of the matters to be acted upon at the Meeting. Stockholders of record at the close of business on January 30, 2004 are entitled to receive notice of and to vote at the Meeting and any adjournment thereof.

All stockholders are cordially invited to attend the Meeting. Whether or not you expect to attend, please sign and return the enclosed Proxy promptly in the envelope provided to assure the presence of a quorum. You may revoke your Proxy and vote in person at the Meeting, if you so desire. If your shares are held in street name by a brokerage firm, your broker will supply you with a proxy to be returned to the brokerage firm. It is important that you return the form to the brokerage firm as quickly as possible so that the brokerage firm may vote your shares. You may not vote your shares in person at the Meeting unless you obtain a power of attorney or legal proxy from your broker authorizing you to vote the shares, and you present this power of attorney or proxy at the Meeting.

Please note that attendance at the Meeting will be limited to stockholders of the Company as of the record date (or their duly authorized representatives). If your shares are held by a bank or broker, please bring to the Meeting your bank or brokerage statement evidencing your beneficial ownership of the Company stock.

By Order of the Board of Directors,

/s/ Dr. Kotha S. Sekharam

Dr. Kotha S. Sekharam President

Largo, Florida

February 10, 2004

INNOVATIVE COMPANIES, INC.

6950 Bryan Dairy Road

Largo, Florida 33777

PROXY STATEMENT

This Proxy Statement is furnished by the Board of Directors and management of Innovative Companies, Inc. (the “Company”) in connection with the solicitation of proxies to be voted at the Company’s 2003 Annual Meeting of Stockholders (the “Meeting”), which will be held at 11:00 a.m., Eastern Standard Time on Friday, March 12, 2004, at the Bayou Club, 7979 Bayou Club Road, Largo, Florida 33777.

The Board of Directors has fixed the close of business on Friday, January 30, 2004 as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Meeting. As of the record date, 7,989,301 shares of the Company’s $.01 par value Common Stock, were issued and outstanding. For the purposes of determining the presence of a quorum at the Meeting, abstentions will be counted toward the number of shares represented at the Meeting and broker non-votes will be disregarded. The stockholders present at the Meeting may continue to transact business until adjournment, notwithstanding the subsequent withdrawal of enough stockholders to leave less than a quorum or the refusal of any stockholder present in person or by proxy to vote or participate in the Meeting.

This Proxy Statement and the enclosed form of proxy are first being mailed to stockholders on or about February 10, 2004. All shares represented by valid proxies pursuant to this solicitation (and not revoked before they are exercised) will be voted as specified in the proxy. Each stockholder will be entitled to one vote for each share of Common Stock registered in his or her name on the books of the Company as of the close of business on January 30, 2004, on all matters that come before the Meeting.

Determination of whether a matter specified has been approved will be determined as follows. Those persons will be elected directors who receive a plurality of the votes cast at the meeting, in person or by proxy and entitled to vote on the election. For each other matter except the amendment to the Company’s certificate of incorporation, the affirmative vote of a majority of the shares of Common Stock present at the Meeting in person or by proxy and entitled to vote on such matter is required for approval. For approval of the amendment to the Company’s certificate of incorporation, the affirmative vote of a majority of all shares of Common Stock outstanding as of the Record Date is required for approval. For the approval of the potential issuance to Laurus Master Fund, Ltd. of the shares of common stock underlying the 6% Secured Convertible Term Note, Series A Convertible Preferred Stock and common stock purchase warrants as described in Proposal No. 6, the affirmative vote of a majority of the total votes cast on such proposal in person or by proxy at the Annual Meeting is required. In accordance with Rule 4350(i) of the NASD, shares of common stock held by Laurus Master Fund, Ltd. will not be counted for purposes of determining whether approval of Proposal No. 6 has been obtained. Abstentions and broker “non-votes” for such proposal are not considered to have been voted on the proposal.

For purposes of determining the votes cast with respect to any matter presented for consideration at the Meeting, only those votes cast “for” or “against” are included. However, if a proxy is signed but no specification is given, the shares will be voted “FOR” Proposals 1, 2, 3, 4, 5 and 6 (to elect the Board’s nominees to the Board of Directors, to approve the amendment to both the Company’s 1999 Stock Option Plans to increase the number of shares of Common Stock covered by the Plans, to approve the amendment to the Company’s Certificate of Incorporation, as amended, to effect the change of the Company’s name to GeoPharma, Inc., to ratify the selections of the Company’s independent auditors, and to approve the potential issuance of shares of common stock to Laurus Master Fund Ltd.). A stockholder giving a proxy has the right to revoke it by giving written notice of such revocation to the Secretary of the Company at any time before it is voted, by submitting to the Company a duly executed, later dated proxy or by voting the shares subject to such proxy by written ballot at the Meeting. The presence at the Meeting of a stockholder who has given a proxy does not revoke such proxy unless such stockholder files the aforementioned notice of revocation or votes by written ballot.

The cost of soliciting proxies will be borne by the Company. The solicitation of proxies may be made by mail, telephone, facsimile or telegraph or in person by directors, officers and regular employees of the Company, without additional compensation for such services. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of stock held of record by such persons, and the Company will reimburse them for reasonable out of pocket expenses incurred by them in so doing.

1. ELECTION OF DIRECTORS

Seven directors are to be elected at the Annual Meeting, each director to hold office until the next Annual Meeting of Stockholders, or until his successor is elected and qualified or until his earlier resignation, removal from office or inability to serve. The following nine individuals currently serve on the Board of Directors and all have been nominated for re-election:

Jugal K. Taneja

Mihir K. Taneja

Dr. Kotha S. Sekharam

Dr. Barry Dash

Mr. Shan Shikarpuri

George L. Stuart, Jr.

Joseph Zappala

All of the foregoing nominees have consented to serve as a director, if elected.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RE-ELECTION OF THE FOREGOING NOMINEES AS DIRECTORS.

Stockholders may vote for up to seven nominees and the seven nominees receiving the most votes cast at the Meeting, in person or by proxy, will be elected as Directors. The Stockholders may not vote cumulatively in the election of Directors. In the event any of the nominees should be unable to serve, which is not anticipated, the Board of Directors will vote for such other person or persons for the office of Director as the Board of Directors may recommend.

New Biographical Data

DR. BARRY H. DASH has served as a Director since January, 2004. In addition, Dr. Dash has been President of Dash Associates, LLC since 1995, where he provides consulting to the pharmaceutical and Health and Beauty Aid industries. Prior to this he served for 13 years as a Vice President of American Home Products Corporation, Whitehall-Robins Healthcare. Dr. Dash holds a Ph. D. in Medicinal Chemistry and Pharmaceutics, M.S. in Pharmacy, and a B,S, in Pharmaceutical Sciences.

SHAN SHIKAPURI has served as a Director since November, 2003. In addition, he is the founding principal of his Palm Harbor firm, Shan Shikapuri & Associates, P.A., which has been doing business in Florida for the past twenty years. Shan Earned three degrees from Florida State University, has taught accounting and income tax law at the University of South Florida and the University of Virginia, and has trained auditors at the Office of inspectors General in Washington, D.C., He is a past president of the Palm Harbor Chamber of Commerce, is active in many civic organizations and is a frequent speaker on tax and accounting issues. Shan is a member of the Tampa Bay Regional Planning Council representing Pinellas County. He has served on the board of directors of the Suncoast Chapter of the Florida Institute of CPAs and is currently on the board of numerous privately held corporations and not-for-profit organizations in the Tampa Bay area.

For further information on Messrs. Taneja, Sekharam, Stuart and Zappala, see “Management-Directors and Executive Officers” and “Security Ownership of Management and Others.”

MANAGEMENT—DIRECTORS AND EXECUTIVE OFFICERS

Directors and Executive Officers

The information required by this Heading is incorporated by reference to the information presented in Item 9. Directors and Executive Officers of the Registrant, in the Company’s March 31, 2003 Form-10KSB as filed with the Securities and Exchange Commission on June 30, 2003.

Nominating Committee

In February 2004, the Board of Directors established a Nominating Committee for purposes of nominating directors and for all other purposes to be outlined in a Nominating Committee Charter. The Board is currently drafting a Nominating Committee Charter. The Nominating Committee will establish policies concerning the identification of candidates, including candidates recommended by stockholders; the evaluation of candidates; the recommendation to the Board of candidates for the Board’s selection as director nominees; and the recommendation of candidates for the Board’s selection as nominees for appointment to the committees of the Board. The Nominating Committee is composed of Mssrs. Stuart and Shikarpuri each of whom is “independent” as defined in the listing standards of The NASDAQ Stock Market and the rules of the Securities and Exchange Commission.

Audit Committee and Audit Committee Report

The Board of Directors has formed an Audit Committee. The Audit Committee consisted of Messrs. Lawson and Stuart until Mssr. Lawson’s passing on July 31, 2003. Mssr. Lawson was replaced by Mssr. Shikarpuri during November 2003. Each of the members of the Audit Committee is independent pursuant to Rule 4200(a)(14) of the National Association of Securities Dealers’ listing standards.

Management is responsible for the Company’s internal controls, financial reporting process and compliance with laws and regulations and ethical business standards. The independent accountants are responsible for performing an independent audit of the Company’s financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its responsibility to oversee the Company’s financial reporting activities. The Audit Committee meets with the Company’s independent accountants and reviews the scope of their audit, report and recommendations. The Audit Committee also recommends to the Board of Directors the selection of the Company’s independent accountants. The Audit Committee met two times during the fiscal year ended March 31, 2003.

The Audit Committee and the Board of Directors, have reviewed and discussed the audited financial statements of the Company for the fiscal year ended March 31, 2003 with the Company’s management. Management represented to the Audit Committee that the Company’s financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with the independent accountants. The Audit Committee has discussed with Brimmer, Burek & Keelan (“BBK”), the Company’s independent accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

The Audit Committee has also received the written disclosures and the letter from BBK, required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the Audit Committee has discussed the independence of BBK with that firm. The Audit Committee has considered the provision of services by BBK, covered in “Audit and Related Fees” below and has determined that such services are compatible with maintaining their independence from the Company.

Based on the Audit Committee’s review and discussions noted above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended March 31, 2003 for filing with the Securities and Exchange Commission.

Respectfully submitted,

The Audit Committee

George Stuart, Jr.

Compensation Committee

The Compensation Committee, consisting of Messrs. Stuart and Zappala, is authorized to exercise all of the powers of the Board of Directors with respect to matters pertaining to compensation and benefits, including, but not limited to, salary matters, incentive/bonus plans, stock option plans, investment programs and insurance plans, and the Committee is authorized to exercise all of the powers of the Board in matters pertaining to employee promotions and the designation and/or revision of employee positions and job titles. The Compensation Committee met one time during the fiscal year ended March 31, 2003.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors, officers and stockholders of more than 10% of the Company’s Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and any other equity securities of the Company. To the Company’s knowledge, based solely upon a review of forms, reports and certificates furnished to the Company by such persons, not all such reports were filed on a timely basis.

See “Certain Transactions” for additional information on certain members of management.

EXECUTIVE COMPENSATION

Compensation to Outside Directors

All of the Company’s directors receive $1,000 per quarter for attending at least two meetings held in that quarter of the Board of Directors, plus reimbursement of their reasonable out-of-pocket expenses incurred in connection with such meetings. Additionally, all directors are eligible to receive stock options under the Company’s 1999 Stock Option Plan, and directors who are also employees of the Company, or a subsidiary of the Company, are eligible to receive Incentive Stock Options when and as approved by the Board of Directors. All directors will receive and retain the 25,000 stock options grant per fiscal year if they attend at least 60% of the meetings to be held in that fiscal year. Additionally, each member of a committee of the Board of Directors shall receive 5,000 additional stock options per fiscal year, each chairperson of a committee shall receive an additional 2,500 stock options per fiscal year and the Chairman of the Board shall receive 10,000 stock options per fiscal year. The options granted under this policy to directors are exercisable in accordance with a three-year vesting schedule from date of grant, provided that should any director resign prior to the end of the relevant term of office, the options granted at the beginning of that fiscal term shall be immediately canceled.

Compensation of Executive Officers

The information required by this Heading is incorporated by reference to the information presented in Item 10. Executive Compensation of the Registrant, in the Company’s March 31, 2003 Form-10KSB as filed with the Securities and Exchange Commission on June 30, 2003.

SECURITY OWNERSHIP OF MANAGEMENT AND OTHERS

The information required by this Heading is incorporated by reference to the information presented in Item 11. Security Ownership of Certain Beneficial Owners and Management of the Registrant, in the Company’s March 31, 2003 Form-10KSB as filed with the Securities and Exchange Commission on June 30, 2003.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The information required by this Heading is incorporated by reference to the information presented in Item 12. Certain Relationships and Related Transactions of the Registrant, in the Company’s March 31, 2003 Form-10KSB as filed with the Securities and Exchange Commission on June 30, 2003.

2. APPROVAL OF AMENDMENT TO EMPLOYEE STOCK OPTION PLAN TO PROVIDE ADDITIONAL SHARES

During September 1999, the Board of Directors adopted the 1999 Stock Option Plan (the “Plan”). The purpose of the Plan is to attract, retain, develop and reward superior executive talent by encouraging ownership of the Company’s common stock by the Company’s officers, directors and other employees. The Plan authorizes the granting of both Incentive Stock Options, as defined under Section 422 of the Internal Revenue Code of 1986, and Non-Statutory Stock Options to purchase common stock. All employees of the Company and its subsidiaries are eligible to participate in the Plan. The Plan also authorizes the granting of Non-Statutory Stock Options to non-employee directors and consultants of the Company. Unless sooner terminated, the Plan will expire in September 2009.

The Board of Directors has adopted by unanimous written consent, subject to stockholder approval at the Meeting, an amendment to the Plan (the “Plan Amendment”), to increase the number of shares of Common Stock authorized for issuance pursuant to the Plan to 1,500,000 shares for the Employee Stock Option Plan.

The Plan was amended in the prior year, based on the fiscal 2002 Proxy and related stockholder approval received authorizing the issuance of up to 1,000,000 shares of the Company’s Common Stock pursuant to stock option issuances for the Employee Stock Option Plan. Of the shares of Common Stock available for issuance under the Plan, the Company has outstanding as of March 31, 2003 stock options covering 865,000 shares of Common Stock leaving a total of 135,000 shares available for issuance under the Employee Plan. An increase of 500,000 shares is considered necessary and in the best interest of the shareholders in order that the Company can continue to incentivize its current employees to align their interests with the interests of the shareholders, and retain existing employees as well as attract new employees.

The Board of Directors has unanimously approved the Plan Amendment to increase the Employees Plan to 1,500,000 total number of shares of Common Stock which may be issued pursuant to the Plan. All other terms of the Plan as previously amended shall remain the same. Approval of the Plan Amendment will require the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Meeting. If the Plan Amendment is not approved, the Plan will continue in full force without the Plan Amendment. Complete copies of the Plan, including the Plan Amendment can be obtained from the Secretary of the Company.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE AMENDMENT TO INCREASE THE SHARES OF COMMON STOCK AVAILABLE UNDER THE PLAN.

3. APPROVAL OF AMENDMENT TO NON-EMPLOYEE STOCK OPTION PLAN TO PROVIDE ADDITIONAL SHARES

During September 1999, the Board of Directors adopted the 1999 Non-Employee Stock Option Plan (the “Plan”). The purpose of the Plan is to attract, retain, develop and reward superior executive talent by encouraging ownership of the Company’s common stock by the Company’s directors and other consultants. The Plan authorizes the granting of Incentive Stock Options, as defined under Section 422 of the Internal Revenue Code of 1986, and Non-Statutory Stock Options to purchase common stock. The Plan authorizes the granting of Non-Statutory Stock Options to non-employee directors and consultants of the Company. Unless sooner terminated, the Plan will expire in September 2009.

The Board of Directors has adopted by unanimous written consent, subject to stockholder approval at the Meeting an amendment to the Plan (the “Plan Amendment”), to increase the number of shares of Common Stock authorized for issuance pursuant to the Plan to 1,000,000 shares for the Non-Employee Stock Option Plan.

The Plan was amended in the prior year, based on the fiscal 2002 Proxy and related stockholder approval received authorizing the issuance of up to 500,000 shares of the Company’s Common Stock pursuant to stock option issuances for the Non-Employee Stock Option Plan. Of the shares of Common Stock available for issuance under the Plan, the Company has outstanding as of March 31, 2003, stock options covering 457,000 shares of Common Stock for the Non-Employees Plan leaving a total of 43,000 shares available for issuance under the Non-Employee Plan. An increase of 500,000 shares total for the Non-Employee Plan, is considered necessary and in the best interest of the shareholders in order that the Company can continue to incentivize its current directors and consultants to align their interests with the interests of the shareholders.

The Board of Directors has unanimously approved the Plan Amendment to increase the Non-Employee Plan to 1,000,000 total number of shares of Common Stock which may be issued pursuant to the Plan. All other terms of the Plan as previously amended shall remain the same. Approval of the Plan Amendment will require the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Meeting. If the Plan Amendment is not approved, the Plan will continue in full force without the Plan Amendment. Complete copies of the Plan, including the Plan Amendment can be obtained from the Secretary of the Company.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE AMENDMENT TO INCREASE THE SHARES OF COMMON STOCK AVAILABLE UNDER THE PLAN.

4. APPROVAL OF THE AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY

General

The Board of Directors has unanimously adopted a resolution approving, declaring advisable and recommending to the stockholders for their approval an amendment the Company’s Certificate of Incorporation, as amended, to change the name of the Company to GeoPharma, Inc. The name change will become effective when the Amended Certificate is filed with the Secretary of State of the State of Florida. The Company intends to file the Amended Certificate promptly after the stockholders approve the name change.

Purpose

The Board of Directors believes that the name change would be in the best interests of the Company because the new name better reflects the long-term strategy of being an OTC and generic drug manufacturer.

Vote Required; Recommendation of Board of Directors

The Board of Directors has unanimously approved the Restated Certificate and the proposal to change the name of the Company to GEOPHARMA, INC. Innovative Companies, Inc. The affirmative vote of the holders of a majority of all outstanding shares of the Company’s Common Stock, and entitled to vote at the Meeting in person or by proxy, will be required for approval of the amendment to the Company’s Certificate of Incorporation, as amended. If the name change is not approved, the Company’s name will continue to be Innovative Companies, Inc.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO CHANGE THE NAME OF THE COMPANY TO GEOPHARMA, INC.

5. RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Brimmer, Burek & Keelan has acted as the Company’s independent public accountants since the fiscal year ended March 31, 2000, and has been appointed by the Board to continue as the Company’s independent auditors for the fiscal year ended March 31, 2003. In the event that ratification of this selection of auditors is not approved by a majority of the shares of Common Stock voting at the Annual Meeting in person or by proxy, the Board will reconsider its selection of auditors. Brimmer, Burek & Keelan has no interest, financial or otherwise, in the Company.

A representative of Brimmer, Burek & Keelan is not expected to be present at the Annual Meeting.

The proxy holders intend to vote the shares represented by proxies to ratify the Board of Directors’ selection of Brimmer, Burek & Keelan as the Company’s independent auditors for the fiscal year ending March 31, 2003.

RECOMMENDATION OF THE BOARD:

THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF BRIMMER, BUREK & KEELAN AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING MARCH 31, 2003.

Audit and Related Fees

Audit Fees. The aggregate fees billed by BBK, for professional services rendered for the audit of the Company’s annual financial statements for the year ended March 31, 2003 and for the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-QSB during that fiscal year were $37,500.

Financial Information Systems Design and Implementation Fees. The Company did not engage BBK to provide professional services to the Company regarding financial information systems design and implementation during the fiscal year ended March 31, 2003.

All Other Fees. The aggregate fees billed by BBK for services rendered to the Company, other than the services covered in “Audit Fees” and “Financial Information Systems Design and Implementation Fees” for the fiscal year ended March 31, 2003 were $9,000, which fees primarily relate to the filing of the Company’s corporate tax return.

The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant’s independence.

6. APPROVAL OF THE POTENTIAL ISSUANCE TO LAURUS MASTER FUND, LTD. OF THE SHARES OF COMMON STOCK UNDERLYING THE 6% SECURED CONVERTIBLE TERM NOTE, SERIES A CONVERTIBLE PREFERRED STOCK AND COMMON STOCK PURCHASE WARRANTS DESCRIBED IN THIS PROPOSAL NO. 6, WHICH WILL RESULT IN THE POTENTIAL ISSUANCE OF SHARES REPRESENTING 20% OR MORE OF THE TOTAL NUMBER OF SHARES OF COMMON STOCK OUTSTANDING BEFORE SUCH ISSUANCE.

Rule 4350(i) of the National Association of Securities Dealers, Inc. (the “NASD”) requires shareholder approval of a transaction other than a public offering involving the sale, issuance or potential issuance by an issuer of common stock (or securities convertible into or exercisable for common stock) if the number of shares of common stock to be issued is or may be equal to 20% or more of the common stock, or 20% or more of the voting power, outstanding before the issuance, for less than the greater of book or market value of the stock. If, however, shareholder approval is not obtained, the issuer would not be permitted to issue any shares above the 20% threshold.

The Financing

On January 30, 2004, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”), with Laurus Master Fund, Ltd. (the “Laurus”), under which the Company issued and sold to Laurus in a private placement (i) a $5,000,000 principal amount 6% Secured Convertible Term Note due January 29, 2007 (the “Term Note”), (ii) warrants to purchase 150,000 shares of common stock; 75,000 warrants are at a price equal to $7.34, 50,000 warrants are at a price equal to $7.98 and 25,000 warrants equal to $8.62 which are exercisable until January 29, 2011 (the “Term Note Warrants”).

On February     , 2004, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”), with Laurus Master Fund, Ltd. (the “Laurus”), and             , under which the Company issued and sold to, these investors in a private placement (i) $10,000,000 of Series A Preferred Stock of its subsidiary that is convertible into shares of common stock of the Company (the “Series A”), (ii) warrants to purchase 300,000 shares of common stock at a price equal to                      and which are exercisable until February     , 2011 (the “ Series A Warrants”).

The issuance of Term Note, Term Note Warrants, Series A, and Series A Warrants to these investors is referred to herein as the “Financing.”

The Term Note

The Term Note is convertible into shares of common stock at a price of $7.02 per share, which share price was equal to 110% of the average closing price for the ten (10) trading days immediately prior to the date of Term Note. The Company may require that the holders covert their Term Note into shares of common stock equal to the lesser of (i) all or a portion of the principal, interest and fees outstanding and (ii) 30% of the aggregate dollar trading volume of the common stock, if the average closing price of the common stock is greater than 115% of $7.02 for a period of at least five (5) consecutive trading days. The principal amount of the Term Note is repayable at the rate of $151,515.15 per month, commencing on July 1, 2004 and may be paid, at the Company’s option, in cash at a 1% premium or shares of common stock if the Company’s common stock is trading 106% above the $7.02. Interest on the Term Note is payable monthly commencing March 1, 2004 and may be paid, at the Company’s option, in cash or, subject to certain conditions, shares of common stock. The Term Note may be redeemed by the Company at the rate of 120% of the principal amount. The conversion price of the Term Note and the exercise price of the Warrants are subject to customary anti-dilution rights. In addition, if the Company issues common stock at a price less than $7.02 then this fixed conversion price is lowered to equal the new lower price.

The Series A

The Series A is convertible into shares of the Company’s common stock at a price of $             per share, which share price was equal to 110% of the average closing price for the ten (10) trading days immediately prior to the date of Series A. The Company may require that the holders covert their Series A into shares of common stock equal to the lesser of (i) all or a portion of the face value, dividends and fees outstanding and (ii) 30% of the aggregate dollar trading volume of the common stock, if the average closing price of the common stock is greater than 115% of $     for a period of at least five (5) consecutive trading days. Dividends on the Series A is payable monthly commencing March 1, 2004 and may be paid, at the Company’s option, in cash at a 1% premium or, subject to certain conditions, shares of common stock. The Series A ranks senior to all other securities of Company. The conversion price of the Series A and the exercise price of the Warrants are subject to adjustment under certain circumstances.

Other Terms

Laurus is not permitted to convert and/or exercise the Term Note, Term Note Warrants, Series A, or Series A Warrants into shares of common stock if such conversion/and or exercise would give Laurus beneficial ownership of more than 4.99% of the outstanding shares of common stock of the Company.

In addition Laurus has registration rights for the common stock underlying the above-referenced securities and a security interest in all the assets of the Company.

The terms of the Term Note, Term Note Warrants, Series A, Series A Warrants and the other terms of the Financing are complex. This summary of the terms is general in nature and is qualified by reference to the actual agreements attached as exhibits to the Company’s filings with the SEC. Stockholders desiring a more complete understanding of these securities are urged to refer to such exhibits.

Possible Issuance of More than 20%

Immediately prior to issuing the above-referenced securities to Laurus, there were 7,771,308 shares of common stock outstanding, of which approximately 1,554,262 shares represented 20% of the number of shares of common stock then outstanding.

The total number of shares of common stock that may be issued by the Company in connection with the Financing is dependent upon, among other things, whether the Term Note and Series A are converted or the Warrants are exercised, whether the principal and/or interest or dividends on the securities is paid in cash or common stock and the market price of the common stock used in calculating any such payments, and whether or not the antidilution adjustment provisions of such securities come into effect. Based on a current conversion price of $7.02 for the Term Note, we would be required to issue approximately 712,250 shares of common stock. Based on a current conversion price of $     for the Series A, we would be required to issue approximately              shares of common stock. An aggregation of these two issuances would exceed the Nasdaq 20% share limitation. Pursuant to the Purchase Agreement, the Company agreed to seek stockholder approval of the possible issuance to the Investors or their transferees of shares in excess of the Nasdaq 20% share limitation.

Board Recommendations; Reasons

The Board of Directors believes that it is in the Company’s best interest for the Investors to be able to convert their Term Note, and Series A and exercise their Term Note Warrants and Series A Warrants and for the Company to be able to pay principal and interest/dividends in common stock for an aggregate amount of common stock that may exceed the Rule 4350(i) NASD 20% share limitation. Approval of this Proposal No. 2 by the shareholders would satisfy the shareholder approval requirements of Rule 4350(i) NASD.

If shareholder approval is not obtained and the Rule 4350(i) NASD 20% share limitation was reached, the Company would be forced to pay principal and interest in cash. If the Company is forced to pay principal and interest/or dividend in cash rather than common stock, the amount of cash available to fund its operations would be reduced. In addition, if shareholder approval is not obtained, Laurus would be prohibited from converting or exercising their securities if in doing so exceeded the 20% limitation, it is likely that the value of the securities would be reduced. Any reduction in the value of the Company’s securities may make it more difficult to raise any additional financing in the future.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” APPROVING THE POSSIBLE ISSUANCE OF MORE THAN 20% OF TH COMPANY’S COMMON STOCK IN CONNECTION WITH THE FINANCING.

7. OTHER BUSINESS

The Board of Directors knows of no other matters which are likely to be brought before the Meeting. If any matter not described herein should be presented for Stockholder action at the Meeting, the persons named in the enclosed Proxy will vote the shares represented thereby in accordance with their best judgment.

STOCKHOLDER PROPOSALS FOR

PRESENTATION AT THE 2003 ANNUAL MEETING

Any stockholder intending to present a proposal at the 2003 Annual Meeting in accordance with Rule 14a-8 under the Securities Exchange Act of 1934 for inclusion in the Company’s proxy materials for such meeting must, in addition to meeting other applicable requirements under the rules and regulations of the Securities and Exchange Commission and the Company’s By-Laws, submit such proposal to Mihir K. Taneja, Secretary, in writing no later than January 30, 2004. The complete By-Law provisions governing stockholder proposals are available to any stockholder without charge upon request from the Secretary of the Company.

A copy of the Company’s Form-10KSB for the year ended March 31, 2003 (the “10KSB”), including financial statements, accompanies this proxy statement which was filed with the Securities and Exchange Commission on June 30, 2003. Stockholders may obtain a copy of this report, without charge, by writing to: Innovative Companies, Inc. 6950 Bryan Dairy Road, Largo, Florida 33777

By Order of the Board of Directors,

/s/ Mihir K. Taneja

Mihir K. Taneja Chief Executive Officer

Dated: February 10, 2004

PROXY	PROXY

INNOVATIVE COMPANIES, INC.

PROXY FOR ANNUAL MEETING TO BE HELD ON MARCH 12, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Mihir Taneja and Dr. Kotha S. Sekharam, or either of them, as proxies, each with the power to appoint his substitute, to represent and to vote all the shares of common stock of Innovative Companies, Inc. (the “Company”), which the undersigned would be entitled to vote, at the Company’s Annual Meeting of Stockholders to be held on March 12, 2004 and at any adjournments thereof, subject to the directions indicated on the reverse side hereof.

In their discretion, the Proxies are authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

IMPORTANT—This Proxy must be signed and dated on the reverse side.

THIS IS YOUR PROXY

YOUR VOTE IS IMPORTANT!

Dear Stockholder:

Please read the proxy statement which describes the proposals and presents other important information, and complete, sign and return your proxy promptly in the enclosed envelope.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1-6

1.	ELECTION OF DIRECTORS —	For	Withhold
Nominees:
	Jugal K. Taneja	☐	☐
	Mihir K.Taneja	☐	☐
	Dr. Kotha S. Sekharam	☐	☐
	Dr. Barry Dash	☐	☐
	Mr. Shan Shikarpuri	☐	☐
	George L. Stuart, Jr.	☐	☐
	Joseph Zappala	☐	☐

(Except nominee(s) written above)
		For	Against	Abstain
2.	Proposal to approve amendment to the Company’s 1999 Employee Stock Option Plan.	☐	☐	☐

		For	Against	Abstain
3.	Proposal to approve amendment to the Company’s 1999 Non-Employee Stock Option Plan.	☐	☐	☐

		For	Against	Abstain
4.	Proposal to ratify change the name of of the Company.	☐	☐	☐

		For	Against	Abstain
5.	Proposal to ratify selection of Brimmer, Burek & Keelan	☐	☐	☐

		For	Against	Abstain
6.

To approve the possible issuance of shares of Company’s Common Stock in connection with the Company’s private placement to Laurus Master Fund, Ltd. and                  of common stock in an amount equal to more than 20% of the

Company’s total shares outstanding

immediately prior to the private placement.

		☐	☐	☐

If you plan to attend the Annual Meeting please mark this box  ☐

Dated: ,	2004

Signature

Name (printed)

Title

Important: Please sign exactly as name appears on this proxy. When signing as attorney, executor, trustee, guardian, corporate officer, etc., please indicate full title.

FOLD AND DETACH HERE